Exhibit 23.1



                             CONSENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS



         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K into Exogen's previously filed Registration Statement File No. 33-94750.




                                                             ARTHUR ANDERSEN LLP


New York, New York
December 28, 1998